SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                 _______________________________

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 or 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934

                  _____________________________


Date of report (Date of earliest event reported)   March 3, 1999
                                                 ----------------

                   PRINCETON VIDEO IMAGE, INC.
-----------------------------------------------------------------
       (Exact Name of Registrant as Specified in Charter)


       New Jersey           000-23415             22-3062052
-----------------------------------------------------------------
(State or Other Juris-     (Commission         (I.R.S. Employer
diction of Incorporation)  File Number)       Identification No.)



15 Princess Road, Lawrenceville, New Jersey             08648
-----------------------------------------------------------------
(Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code (609) 912-9400
                                                    -------------

-----------------------------------------------------------------
  (Former Name or Former Address, If Changed Since Last Report)

Item 5.   Other Events.

     Princeton Video Image, Inc. (the "Registrant") entered into an Amendment Agreement, dated as of January 1, 1999, with Publicidad Virtual, S.A. de C.V. ("Publicidad"), which amended the terms of the License Agreement, dated March 1, 1994, between the parties (as amended by such Amendment Agreement, the "License Agreement"). Pursuant to the License Agreement, Publicidad was granted an exclusive license to use, market and sub-license the Registrant's L-VIS System throughout Mexico, Central America, South America and the Spanish speaking markets in the Caribbean basin and will pay to the Registrant a royalty on annual net revenues as follows: (i) a 17% royalty on net revenues of up to $3,000,000, (ii) a 25% royalty on incremental annual net revenues exceeding $3,000,000 and up to $6,000,000, and (iii) a 20% royalty on incremental annual net revenues exceeding $6,000,000. The Registrant also entered into a Stock Purchase Agreement, dated as of January 1, 1999, with Presencia en Medios, S.A. de C.V. ("Presencia"), a principal shareholder of the Registrant, and Eduardo Sitt ("Mr. Sitt"), the President and a principal shareholder of Presencia and a director of the Registrant. In accord with the terms and conditions of such Stock Purchase Agreement, the Registrant sold its interest in Publicidad to Presencia and Mr. Sitt for an aggregate purchase price of $121,000.

Item 7.   Financial Statements, Pro Forma Financial Statements and
          Exhibits.

          (c) Exhibits. The following Exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B.

10.1 Amendment Agreement, dated as of January 1, 1999, by and between the Registrant and Publicidad Virtual, S.A.
          de C.V., amending the License Agreement, dated as of March 1, 1994.

10.2 Stock Purchase Agreement, dated as of January 1, 1999, by and between the Registrant, Presencia en Medios, S.A. de C.V. and Eduardo Sitt.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Princeton Video Image, Inc.


                              By: /s/ Lawrence L. Epstein
                                  ------------------------------
                                  Lawrence L. Epstein,
                                  Vice President of Finance
                                  and Chief Financial Officer


Date: March 31, 1999

                          EXHIBIT INDEX

Exhibit
  No.     Description of Exhibit
-------   ----------------------

10.1 Amendment Agreement, dated as of January 1, 1999, by and between the Registrant and Publicidad Virtual, S.A.
          de C.V., amending the License Agreement, dated as of March 1, 1994.

10.2 Stock Purchase Agreement, dated as of January 1, 1999, by and between the Registrant, Presencia en Medios, S.A. de C.V. and Eduardo Sitt.